ALTEGRIS EQUITY LONG SHORT FUND

Class A	Ticker: ELSAX
Class C	Ticker: ELSCX
Class I	Ticker: ELSIX
Class N	Ticker: ELSNX

a series of Northern Lights Fund Trust

Supplement dated July 14, 2016 to the Prospectus and

Statement of Additional Information (“SAI”) dated April 29, 2016

Effective July 25, 2016, Emmanuel Ferreira of Convector Capital Management, LP (“Convector”) will be removed as a sub-adviser Portfolio Manager of the Altegris Equity Long Short Fund (the “Fund”). Convector will also be terminated as a sub-adviser to the Fund. Therefore, all references to Convector and Emmanuel Ferreira are removed from the Prospectus and SAI.

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The information in this supplement contains new and additional information beyond that in the Prospectus and Statement of Additional Information (“SAI”), both dated April 29, 2016. This supplement should be read in conjunction with the Prospectus and SAI and should be retained for future reference.